Inventory	12 Months Ended
Mar. 31, 2011
Inventory [Abstract]
Inventory

6. Inventory

Inventory at March 31, 2011 and 2010 consisted of the following (in thousands):

	March 31,
	2011	2010
Raw materials	$17,100	$18,065
Work-in-progress	2,881	7,318
Finished goods	3,466	7,879
Deferred program costs	2,381	2,596
Inventory	$25,828	$35,858

     As of March 31, 2011, finished goods inventory includes $1.1 million representing costs of product shipped to customers in China on contracts for which revenue will not be recognized until cash is received or payment is otherwise assured.

     The Company recorded an inventory write-down of approximately $63.9 million based on its evaluation of forecasted demand in relation to the inventory on hand and market conditions surrounding its products as a result of the assumption that Sinovel and certain other customers in China will fail to meet their contractual obligations under existing supply agreements and demand that was previously forecasted will fail to materialize.

     Deferred program costs as of March 31, 2011 and 2010 primarily represent costs incurred on D-VAR turnkey projects and programs accounted for under contract accounting where the Company needs to complete development programs before revenue and costs will be recognized, respectively.